UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

BE RESOURCES INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53811	42-1737182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Hackney Circle
Elephant Butte, New Mexico 87935
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (575) 744-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01         Entry into a Material Definitive Agreement

On June 18, 2010, BE Resources Inc. (the "Company") entered into an agency agreement with MGI Securities Inc. ("MGI") whereby MGI agreed to act as agent for the purpose of offering and selling units of the Company ("Units") on a best-efforts agency basis (the "Agency Agreement") in a private placement transaction (the "Offering"). A copy of the Agency Agreement is attached to this report as Exhibit 10.1. The Offering was completed on June 18, 2010 (the "Closing Date"), as described in more detail below.

Pursuant to the Agency Agreement, MGI agreed to act as the Company’s agent in connection with the offer and sale of up to 10,000,000 Units at a price of Cdn$0.30 per Unit. Each Unit is comprised of one share of common stock and one-half of one transferable common stock purchase warrant ("Warrant"). Each full Warrant entitles the holder to purchase an additional share of common stock at an exercise price of Cdn$0.50 per share for a period of two years from the Closing Date, subject to early expiration and adjustments in certain events. The expiration date of the Warrants may be accelerated by the Company in the event that, following four months and one day after the Closing Date, its common stock trades at a price at or above Cdn$0.75 for a period of 10 consecutive trading days. A form of Warrant certificate is attached to this report as Exhibit 10.2.

As consideration for services to be rendered by MGI under the Agency Agreement, the Company agreed to pay a cash commission equal to 8% of the gross proceeds received in connection with the Offering and to issue compensation options (the "Compensation Options") equal to 10% of the aggregate number of Units sold in the Offering. Each Compensation Option, in turn, entitles the holder to purchase one Unit for a price of Cdn$0.30 at any time prior to the date which is two years from the Closing Date. A form of Compensation Option is attached to this report as Exhibit 10.3. Under the terms of the Agency Agreement, MGI is entitled to appoint a selling group consisting of other registered dealers acceptable to the Company. A portion of the cash commission and Compensation Options issuable to MGI under the Agency Agreement may be paid to members of the selling group.

As additional consideration under the Agency Agreement, the Company granted to MGI and a selling group member the exclusive right to provide any and all investment banking/financial advisory services of a nature customarily provided by an investment banking firm (the "Advisory Services") which the Company determines that it requires during the period of twenty-four (24) months following the Closing Date. During that 24 month period, the Company shall notify MGI and the selling group member if it requires such Advisory Services, following which the parties shall negotiate in an effort to arrive at mutually agreeable terms for the advisory services agreement.

The Company also agreed to indemnify MGI, any of its affiliates and members of the selling group, against certain liabilities incurred in connection with the Offering, including reasonable attorneys’ fees.

The sale of Units in the Offering was made pursuant to subscription agreements between the Company and each subscriber in a transaction that was not registered under the Securities Act of 1933, as amended (the "Securities Act"). See Item 3.02 below for additional information about the securities sold. A form of the subscription agreement is attached to this report as Exhibit 10.4.

Item 3.02         Unregistered Sales of Equity Securities

Pursuant to the terms of the Agency Agreement, on June 18, 2010, the Company sold 10,000,000 Units to subscribers in the Offering in a transaction that was not registered under the Securities Act. Each Unit was sold for a price of Cdn$0.30, resulting in gross proceeds to the Company of Cdn$3,000,000. In connection with the sale of the Units, the Company paid a cash commission equal to 8% of the gross proceeds for sales made by MGI and members of the selling group (total commission of Cdn$236,000) and issued Compensation Options to MGI and selling group members to purchase up to 983,334 Units at a price of Cdn$0.30 per Unit, excercisable for a period of two years from the Closing Date. The Company intends to use the proceeds from the Offering to fund drilling operations at the Company’s Warm Springs property and for working capital.

The sale of common stock in the Offering was made outside the United States in reliance on the provisions of Regulation S of the Securities Act. In connection with the sale:

(i)     The offer was not made to a person in the United States and at the time the buy order was originated, the Company believed that the buyer was outside the United States;

(ii)     No directed selling efforts were made in the United States; and

(iii)     (a)     Offering restrictions were implemented; and

         (b)     (1) The offer and sale of the securities were not made to a U.S. person or for the account or benefit of a U.S. person; (2) each purchaser of the securities certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of a U.S. person; (3) each purchaser of the securities agreed to resell such securities only in accordance with the provision of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and further agreed not to engage in hedging transactions with regard to said securities unless in compliance with the Securities Act; (4) the Company caused a legend to be placed on the certificates representing the shares noting the restrictions on transfer in accordance with Regulation S; and (5) the Company is required by contract to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption.

The descriptions in this report of contracts, agreements or other arrangements to which the Company is party are summaries only and are not necessarily complete. Reference is made to the complete text of each such document, filed as an exhibit or incorporated herein by reference. See Item 9.01, Financial Statements and Exhibits, below.

Item 7.01         Regulation FD

On June 18, 2010, the Company issued a press release relating to the Offering discussed above. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Agency Agreement between the Company and MGI dated June 18, 2010.

	10.2	Form of Warrant Certificate issued by the Company.

	10.3	Form of Compensation Option issued by the Company.

	10.4	Form of Subscription Agreement between the Company and subscribers.

	99.1	Press Release dated June 18, 2010

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements within the meaning of existing securities legislation and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such forward looking statements include, among others, the intended use of proceeds from the Offering. Such factors that may impact these forward-looking statements include, among others set forth in the Company's reports filed with the Securities and Exchange Commission ("SEC"), the results of its continuing exploration program, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BE RESOURCES INC.

Date: June 23, 2010	By: /s/ Carmelo Marrelli
Carmelo Marrelli,
Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

10.1	Agency Agreement between the Company and MGI dated June 18, 2010.

10.2	Form of Warrant Certificate issued by the Company.

10.3	Form of Compensation Option issued by the Company.

10.4	Form of Subscription Agreement between the Company and subscribers.

99.1	Press Release dated June 18, 2010